SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                         NORTHEAST INDIANA BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                     [NORTHEAST INDIANA BANCORP LETTERHEAD]



                                                                  March 27, 2002






Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Northeast Indiana Bancorp, Inc., we cordially invite you to attend the annual meeting of stockholders. The meeting will be held at 1:00 p.m. eastern standard time, on May 1, 2002 at First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana.

         An important aspect of the annual meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of one director and the approval of the 2002 Omnibus Incentive Plan. We encourage you to attend the annual meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.


                                                Very truly yours,



                                                /s/Stephen E. Zahn
                                                ------------------
                                                Stephen E. Zahn
                                                Chairman of the Board, President
                                                   and Chief Executive Officer

                         NORTHEAST INDIANA BANCORP, INC.
                           648 North Jefferson Street
                            Huntington, Indiana 46750
                                 (260) 356-3311
                              www.firstfed-neib.com


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 1, 2002

         Notice is hereby given that an annual meeting of stockholders of Northeast Indiana Bancorp, Inc. will be held at 1:00 p.m. eastern standard time, on May 1, 2002 at First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana.

         A proxy card and a proxy statement for the annual meeting are enclosed.

         The annual meeting is for the purpose of considering and acting upon:

          Proposal  I.      The election of one director of Northeast Indiana
                            Bancorp, with a term of three years;

          Proposal II.      The approval of the 2002 Omnibus Incentive Plan.
                            A copy of the plan is included as Exhibit A to the enclosed proxy statement;

and such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the annual meeting.

         Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be postponed or adjourned. Stockholders of record at the close of business on March 8, 2002 are the stockholders entitled to vote at the annual meeting, and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the annual meeting will be available for your inspection at Northeast Indiana Bancorp's executive office, located at 648 North Jefferson Street, Huntington, Indiana 46750, during the ten days prior to the annual meeting and also will be available for inspection at the annual meeting.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. Your proxy will not be used if you attend and vote at the annual meeting in person.

                                              By Order of the Board of Directors



                                              /s/Stephen E. Zahn
                                              ------------------
                                              Stephen E. Zahn
                                              Chairman of the Board, President
                                              and Chief Executive Officer




Huntington, Indiana
March 27, 2002

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

                                 PROXY STATEMENT


                         NORTHEAST INDIANA BANCORP, INC.
                           648 North Jefferson Street
                            Huntington, Indiana 46750
                                 (260) 356-3311
                              www.firstfed-neib.com

                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 1, 2002

         This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of Northeast Indiana Bancorp, Inc. (Northeast Indiana Bancorp) of proxies from the holders of Northeast Indiana Bancorp common stock for use at our annual meeting of stockholders. We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about March 27, 2002.

         Certain of the information provided herein relates to our wholly owned subsidiary, First Federal Savings Bank.

Time and Place of the Annual Meeting; Matters to be Considered

         Our annual meeting will be held as follows:

         Date:    May 1, 2002
         Time:    1:00 p.m., eastern standard time
         Place:   North Office of First Federal Savings Bank
                  100 Frontage Road
                  Huntington, Indiana

         At the annual meeting, stockholders are being asked to consider and vote upon the following proposals:

         o the election of one director of Northeast Indiana Bancorp, with a term of three years;

         o the approval of the 2002 Omnibus Incentive Plan. A copy of the plan is included as Exhibit A to the enclosed proxy statement;

any other matters that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting.

Voting Rights of Stockholders; Votes Required for Approval

         Only holders of record of Northeast Indiana Bancorp common stock on March 8, 2002 are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Northeast Indiana Bancorp common stock you own as of the record date. On March 8, 2002, 1,532,979 shares of Northeast Indiana Bancorp common stock were outstanding and entitled to vote at the annual meeting.

         Directors shall be elected by a plurality of the votes cast in person or by proxy at the annual meeting. In all matters other than the election of directors, the affirmative vote of a majority of the votes cast on the matter shall be the act of the stockholders. In the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld are not included in determining the number of votes cast and, therefore, have no effect on the voting results. With respect to the proposal to approve the 2002 Omnibus Incentive Plan, proxies marked to abstain have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Northeast Indiana Bancorp common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         The Northeast Indiana Bancorp Board of Directors unanimously recommends that you vote "FOR" the election of the Board of Directors' nominee and "FOR" the proposal to approve the 2002 Omnibus Stock Incentive Plan.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

         Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Northeast Indiana Bancorp common stock can only be voted if the stockholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting.

         Voting instructions are included on your proxy card. Shares of Northeast Indiana Bancorp common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder's instructions. Where properly executed proxies are returned to us with no specific instruction as to how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of the Board of Directors' nominee and "FOR" the approval of the 2002 Omnibus Stock Incentive Plan. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children - in which case you will receive three separate proxy cards to vote.

         You may revoke your proxy before it is voted by: (i) submitting a new proxy with a later date relating to the same shares and delivering it to the Secretary of Northeast Indiana Bancorp; (ii) notifying the Secretary of Northeast Indiana Bancorp in writing before the annual meeting that you have revoked your proxy; or (iii) voting in person at the annual meeting. Any written notice shall be delivered to Dee Ann Hammel, Secretary of Northeast Indiana Bancorp at 648 Jefferson Street, Huntington, Indiana 46750.

         If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of Northeast Indiana Bancorp common stock on March 8, 2002, the record date for voting at the annual meeting and the number of shares held by the nominee on your behalf.

         We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their reasonable expenses in sending these materials to you and obtaining your voting instructions.

Voting Securities and Principal Holders Thereof

         The following table sets forth as of March 8, 2002, information regarding share ownership of: (i) those persons or entities known by us to beneficially own more than five percent of the Northeast Indiana Bancorp common stock; (ii) each member of the Northeast Indiana Bancorp Board of Directors;
(iii) each executive officer of Northeast Indiana Bancorp named in the Summary Compensation table appearing under "Executive Compensation" below; and (iv) all current directors and executive officers of Northeast Indiana Bancorp as a group. The address of each of the beneficial owners, except where otherwise indicated, is the same address as Northeast Indiana Bancorp.


                                                                          Shares            Percent
                                   Beneficial Owner                 Beneficially Owned     of Class
Northeast Indiana Bancorp, Inc. Employee Stock                          203,577(1)          13.28%
  Ownership Plan ("ESOP")

First Manhattan Co.                                                     124,690(2)            8.13
437 Madison Avenue
New York, New York 10022

Stephen E. Zahn, Chairman of the Board, President and                   169,109(3)           10.61
  Chief Executive Officer

Dan L. Stephan, Director                                                 23,202(4)            1.50

J. David Carnes, Director                                                30,584(5)            1.98

Randall C. Rider, Director                                               30,584(6)            1.98

Michael S. Zahn, Director and Senior Vice President                      17,003(7)            1.11

Directors and executive officers as a group (8 persons)                 355,652(8)           21.04

(1) The amount reported represents 203,577 shares of common stock held by the ESOP, 110,860 of which have been allocated to accounts of participants as of March 8, 2002. First Federal Savings Bank is the trustee of the ESOP and may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the ESOP trustee as to the voting of the shares allocated to their ESOP accounts. For each issue voted upon by the stockholders of Northeast Indiana Bancorp, the unallocated shares held by the ESOP are voted by the ESOP trustee in the same proportion as the participants who directed the trustee as to the voting of the shares allocated to their plan accounts. Allocated shares as to which the ESOP trustee receives no voting instructions are voted by the trustee in its discretion.
(2) As reported on Schedule 13G/A filed on February 14, 2002. First Manhattan Co. reports that it has sole voting and dispositive power over 109,790 of the shares listed above, shared voting power over 3,350 shares, and shared dispositive power over 14,900 shares.
(3) The amount of shares beneficially owned by Mr. S. Zahn includes: (i) 10,564 shares owned directly; (ii) 5,445 shares held jointly by Mr. S. Zahn and his wife; (iii) 4,673 shares held by Mr. S. Zahn's wife with respect to which Mr. S. Zahn shares voting and dispositive power; (iv) 20,827 shares allocated to Mr. S. Zahn's ESOP account; (v) 37,182 shares held in a revocable trust as to which Mr. S. Zahn is a trustee; or (vi) 27,667 shares which Mr. Zahn owns and controls through an IRA account; (vii) 2,186 shares held in Mr. S. Zahn's 401(k) account; and
         (viii)60,565 shares which Mr. S. Zahn has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 8, 2002.
(4) The amount of shares beneficially owned by Mr. Stephan includes: (i) 10,000 shares owned directly and (ii) 13,202 shares which Mr. Stephan has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 8, 2002.
(5) The amount of shares beneficially owned by Dr. Carnes includes: (i) 8,307 shares owned directly; (ii) 9,075 shares held jointly by Dr. Carnes and his wife; and (iii) 13,202 shares which Dr. Carnes has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 8, 2002.
(6) The amount of shares beneficially owned by Mr. Rider includes: (i) 8,911 shares owned directly; (ii) 8,471 shares held by Mr. Rider's wife with respect to which Mr. Rider shares voting and dispositive power; and (iii) 13,202 shares which Mr. Rider has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 8, 2002.
(7) The amount of shares beneficially owned by Mr. M. Zahn includes: (i) 6,701 shares owned directly; (ii) 3,159 shares allocated to Mr. M. Zahn's ESOP account; and (iii) 7,143 shares which Mr. M. Zahn has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 8, 2002. The amount does not include 1,004 shares of restricted stock with respect to which Mr. M. Zahn has no voting or dispositive power until vesting.
(8) The amount includes shares held directly, as well as jointly with family members, shares held in retirement accounts, in a fiduciary capacity, by certain family members or by trusts of which the director or executive officer is a trustee or substantial beneficiary, with respect to which the individual may be deemed to have sole or shared voting and/or dispositive power. The amount also includes an aggregate of 157,092 shares which directors and executive officers as a group have the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 8, 2002 and an aggregate of 46,929 shares allocated to the ESOP accounts of the executive officers as of March 8, 2002.

                       PROPOSAL I - ELECTION OF DIRECTORS


         Our Board of Directors currently consists of five members, each of whom is also a director of First Federal Savings Bank. Directors are generally elected to serve for three-year staggered terms or until their respective successors have been elected and qualified. Approximately one-third of the directors are elected annually.

         The following table sets forth certain information regarding the Board of Directors, including each director's term of office and the Board nominee for election. The nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                           Director       Term
          Name                Position(s) Held with Northeast Indiana Bancorp      Age(1)  Since(2)     Expires

                                                 NOMINEES
J. David Carnes          Director                                                    50      1991         2005

                                      DIRECTORS CONTINUING IN OFFICE

Stephen E. Zahn          Chairman of the Board, President and Chief Executive        59      1965         2004
                         Officer
Michael S. Zahn          Director and Senior Vice President                          32      2000         2003
Randall C. Rider         Director                                                    51      1989         2003
Dan L. Stephan           Director                                                    54      1987         2004

(1)      At December 31, 2001.
(2)      Includes service as a director of First Federal Savings Bank.


         The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         J. David Carnes, MD. Dr. Carnes has, since 1981, practiced medicine in Huntington, Indiana.

         Stephen E. Zahn. Mr. S. Zahn is the Chairman of the Board, President and Chief Executive Officer of Northeast Indiana Bancorp and First Federal Savings Bank. Mr. S. Zahn has served in such capacities for Northeast Indiana Bancorp since 1995. Mr. S. Zahn joined First Federal Savings Bank in 1964 as Secretary and Treasurer. He became President of First Federal Savings Bank in 1980 and Chairman of the Board and Chief Executive Officer of First Federal Savings Bank in 1991. Mr. S. Zahn is the father of Michael S. Zahn, Director and Senior Vice President of Northeast Indiana Bancorp and First Federal Savings Bank.

         Michael S. Zahn, Mr. M. Zahn is Senior Vice-President of Northeast Indiana Bancorp and First Federal Savings Bank. Mr. M. Zahn joined First Federal Savings Bank in 1996 as a loan officer. Prior to his employment with First Federal Savings Bank, Mr. Zahn worked as a Senior Underwriter for a regional insurance carrier. Mr. M. Zahn is the son of Stephen E. Zahn, Chairman of the Board, President and Chief Executive Officer of Northeast Indiana Bancorp and First Federal Savings Bank.

         Randall C. Rider. Mr. Rider is President of Lime City Manufacturing Co., Inc., a position he has held since 1983.

         Dan L. Stephan. Mr. Stephan is a retired State Representative to the Indiana Legislature, a position he was first elected to in 1980 and retired at end of 1998. Mr. Stephan is also employed as a sales representative for the Variable Annuity Life Insurance Company.


Meetings and Committees of the Board of Directors

         Board and Committee Meetings of Northeast Indiana Bancorp. Meetings of Northeast Indiana Bancorp's Board of Directors are generally held on a monthly basis. The Board of Directors met 13 times during fiscal 2001. During fiscal 2001, no incumbent director attended fewer than 75% of the total number of Board meetings and the total number of meetings held by the Board committees on which he served.

         The Board of Directors has standing Audit, Nominating, Proxy and Compensation Committees. We do not have a standing executive committee.

         The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management to engage an accounting firm to perform the annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are Directors Rider (Chairman), Stephan, and Carnes. This Committee met four times during fiscal 2001. For additional information regarding the Audit Committee, see "Audit Committee Matters" below.

         The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of Board members who are not up for election. The Nominating Committee will consider nominees who are recommended by stockholders, provided such nominees are recommended in accordance with the nominating procedures set forth in the Northeast Indiana Bancorp's By-Laws. This Committee met once during fiscal 2001.

         The Proxy Committee meets annually to review proxies for the current year prior to the annual meeting. Members of the committee are Directors Stephen Zahn and Michael Zahn. This Committee met once during fiscal 2001.

         The Compensation Committee establishes our compensation policies and reviews compensation matters. The current members of this committee are Directors Stephan and Carnes. This committee met twice during fiscal 2001.

         Board and Committee Meetings of First Federal Savings Bank. First Federal Savings Bank's Board of Directors meets at least monthly. The Board of Directors met 13 times during the year ended December 31, 2001. During 2001, no director of First Federal Savings Bank attended fewer than 75% of the total number of Board meetings and the total number of meetings held by the Board committees on which he served. First Federal Savings Bank has standing Nominating, Audit and Compensation Committees.

         The Audit Committee is responsible for setting policies with regard to internal controls and outside auditors. In addition, the Audit Committee reviews the reports of the independent auditors and regulators. This committee is comprised of Directors Rider (Chairman), Stephan and Carnes. The Audit Committee met four times during fiscal 2001.

         The Nominating Committee meets annually to recommend nominations to First Federal Savings Bank's Board of Directors. This committee is comprised of Board members who are not up for election. The Nominating Committee will consider nominees who are recommended by stockholders, provided such nominees are recommended in accordance with the nominating procedures set forth in the First Federal Saving Bank's By-Laws. This Committee met once during fiscal 2001.

         The Compensation Committee reviews and makes recommendations to First Federal Savings Bank's Board of Directors for compensation issues. This committee, currently comprised of Directors Stephan and Carnes, met once during fiscal 2001.

Audit Committee Matters

         Audit Committee Report. The Audit Committee of the Board of Directors of Northeast Indiana Bancorp has issued the following report with respect to the audited consolidated financial statements of Northeast Indiana Bancorp as of and for the fiscal year ended December 31, 2001:


o The Audit Committee has reviewed and discussed with Northeast Indiana Bancorp's management Northeast Indiana Bancorp's fiscal 2001 audited consolidated financial statements;

o The Audit Committee has discussed with Northeast Indiana Bancorp's independent auditors (Crowe, Chizek and Company LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from Northeast Indiana Bancorp and its related entities) and has discussed with the auditors their independence from Northeast Indiana Bancorp; and

o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Northeast Indiana Bancorp's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

         Submitted by the Audit Committee of the Board of Directors of Northeast Indiana Bancorp:

                           Randall C. Rider, Chairman
                                 Dan L. Stephan
                                 J. David Carnes

         Independence. A majority of the members of the Audit Committee are "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market.

         Audit Committee Charter. Northeast Indiana Bancorp has adopted a written audit committee charter. A copy of the charter was attached to the proxy statement of Northeast Indiana Bancorp filed with the SEC on March 26, 2001.

Director Compensation

         Directors of Northeast Indiana Bancorp are paid $200 per regular meeting for their service in such capacity. Directors of First Federal Savings Bank receive a retainer fee of $1,250 per quarter and $350 per regular monthly meeting. Directors do not receive any compensation for participation on the committees of the Boards of Directors of Northeast Bancorp and First Federal Savings Bank.

         Deferred Compensation Program. First Federal Savings Bank has a deferred compensation program for the benefit of its directors. This program permits participating directors to defer up to a maximum of $400 of Board fees per month or $4,800 per year, over a five year period which ended December 31, 1996, except for Director Michael Zahn who may defer up to a maximum of $500 of Board fees per month or $6,000 per year, over a five year period which will end July 31, 2005. Generally upon attaining age 65, the director (or in the event of death, his designated beneficiary) receives a monthly cash payment based upon the amount of fees deferred for a period of up to 120 months. In addition, the designated beneficiary of each participating director will receive a $10,000 burial fee. In order to balance the expected payments under the deferred compensation plan, First Federal Savings Bank has purchased life insurance policies on the lives of the participating directors. Although the insurance policies do not generate periodic payments to cover the monthly payments owed to retiring directors, the death benefits payable on the insurance policies have been selected to actuarially approximate the future monthly payment obligation. During fiscal 2001, Director Michael Zahn deferred a total of $6,000 in Board fees pursuant to this program. No other director deferred his First Federal Savings Bank Board fees in fiscal 2001.

Executive Compensation

         Our executive officers do not receive any compensation for services performed in their capacity as such. The following table sets forth the compensation paid by First Federal Savings Bank during fiscal 2001 to the President and Chief Executive Officer of Northeast Indiana Bancorp and First Federal Savings Bank. No other executive officer earned salary and bonus exceeding $100,000 in fiscal 2001.

====================================================================================================================

                                            SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                                                                         Long Term Compensation
                           Annual Compensation                                    Awards
---------------------------------------------------------------------- --------------------------
                                                                         Restricted
                                                                            Stock      Options/      All Other
                                      Fiscal      Salary       Bonus      Award(s)       SARs       Compensation
     Name and Principal Position       Year       ($)(1)        ($)          ($)          (#)           ($)
----------------------------------------------------------------------- ---------------------------------------------
Stephen E. Zahn, Chairman of           2001         $161,500    $15,000          $---      ---         $90,866(2)
 the Board, President and Chief
 Executive Officer
                                       2000          158,570                      ---      ---         168,176(3)
                                                                    ---
                                       1999          153,600     22,500           ---      ---          75,971(4)
======================================================================== ============================================

(1) Includes directors' fees of $11,600 for each of 2001, 2000 and 1999, respectively.
(2) Includes: (i) $9,648 of life, health and disability insurance premiums paid by First Federal Savings Bank; (ii) $4,497 of contributions by First Federal Savings Bank to Mr. S. Zahn's 401(k) plan account; (iii) $43,318 accrued by First Federal Savings Bank under the Executive Supplemental Retirement Income Plan on behalf of Mr. S. Zahn; (iv) $4,232 allocated based on the personal use of an automobile by Mr. S. Zahn; and (v) $29,171 accrued by First Federal Savings Bank under the Shareholder Benefit Plan on behalf of Mr. S. Zahn.
(3) Includes: (i) $8,441 of life, health and disability insurance premiums paid by First Federal Savings Bank; (ii) $5,084 of contributions by First Federal Savings Bank to Mr. S. Zahn's 401(k) plan account; (iii) $38,184 accrued by First Federal Savings Bank under the Executive Supplemental Retirement Income Plan on behalf of Mr. S. Zahn; (iv) $40,782 of contributions to Mr. S. Zahn's ESOP account; and (v) $75,685 accrued by First Federal Savings Bank under the Shareholder Benefit Plan on behalf of Mr. S. Zahn. In connection with the $75,685 benefit accrued on his behalf under the Shareholder Benefit Plan, Mr. S. Zahn relinquished 5,281 shares of restricted stock in 1999, worth approximately $55,000, which were scheduled to vest in fiscal 2000.
(4) Includes: (i) $7,151 of life, health and disability insurance premiums paid by First Federal Savings Bank; (ii) $5,000 of contributions by First Federal Savings Bank to Mr. S. Zahn's 401(k) plan account; (iii) $9,703 paid by First Federal Savings Bank's pension plan; and (iv) $39,018 accrued by First Federal Savings Bank under the Executive Supplemental Retirement Income Plan on behalf of Mr. S. Zahn.

         The following table provides information as to the value of the options held by our President and Chief Executive Officer on December 31, 2001. No options or stock appreciation rights were granted during fiscal 2001.

  ===================================================================================================================
                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                    OPTION VALUES
  -------------------------------------------------------------------------------------------------------------------
                                                                                                 Value of
                                                                 Number of                      Unexercised
                                                                Unexercised                    In-the-Money
                                                                Options at                      Options at
                                                                FY-End (#)                     FY-End ($)(1)
                                                      ---------------------------------------------------------------
                     Shares Acquired       Value       Exercisable    Unexercisable   Exercisable  Unexercisable ($)
        Name         on Exercise (#)    Realized ($)       (#)             (#)            ($)
   -------------------------------------------------------------------------------------------------------------------
  Stephen E. Zahn          ---              $---          60,565           ---          $188,963         $---
  ===================================================================================================================

(1) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the average of the closing bid and the asked price of $12.83 per share of the common stock as reported on the NASDAQ National Market on December 31, 2001, the last trading day in fiscal 2001.


Employment Agreement

         In December 1995, First Federal Savings Bank entered into an employment contract with Mr. S. Zahn. The employment contract provides for an annual base salary in an amount established by the Board of Directors. The initial term of the employment contract was for three years. The contract provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of First Federal Savings Bank, and the contract has been renewed each year since the expiration of the initial term. The contract provides for termination upon Mr. S. Zahn's death, for cause, or in certain events specified by Office of Thrift Supervision regulations. The employment contract is also terminable by Mr. S. Zahn upon 90 days notice to First Federal Savings Bank.

         The employment contract provides for payment to Mr. S. Zahn of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of First Federal Savings Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. For the purposes of the employment contract, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to Office of Thrift Supervision regulations. Such events are generally triggered by the acquisition of control of more than 10% of Northeast Indiana Bancorp's common stock. Based on his current salary, if Mr. S. Zahn was terminated in December, 2001 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $767,980.

         Executive Supplemental Retirement Income Plan. First Federal Savings Bank maintains a supplemental retirement income plan established in 1992 for the benefit of Mr. S. Zahn. Amended and restated in 1996 pursuant to an agreement entered into with Mr. S. Zahn, payments made by First Federal Savings Bank are placed into a secular trust account with an independent administrator. Upon reaching age 65, Mr. S. Zahn (or in the event of Mr. S. Zahn's death, his beneficiary) shall receive monthly cash payments for a period of 180 months of up to 60% of Mr. S. Zahn's final base compensation paid by the Bank annually of approximately $43,500 after tax. In addition, Mr. S. Zahn's designated beneficiary will receive a $30,000 burial fee. First Federal Savings Bank has purchased a life insurance policy with respect to this program which is comparable to the policies described herein for First Federal Savings Bank directors' deferred compensation program. All expenses related to this program are paid by First Federal Savings Bank.

         Shareholder Benefit Plan. In January of 2000, the Bank set up a deferred compensation plan for Mr. S. Zahn based on the savings to the institution. In connection with the establishment of this plan, Mr. S. Zahn relinquished shares of stock granted to him pursuant to the Northeast Indiana Bancorp, Inc. Recognition and Retention Plan. The Bank agreed to accrue a benefit for Mr. S. Zahn based on the difference between the income derived from the Bank's investment in a no-load, no-surrender charge life insurance policy and the Bank's after-tax cost of funds as determined by the last available quarterly rate of the 6th District Cost of Funds from the Federal Home Loan Bank in Indianapolis plus fifty basis points.

         This benefit accrues over the working life of Mr. S. Zahn such that, upon reaching the age of 65, he shall be entitled to the annuitized value of the accrued benefit payable over a fifteen year period. Should Mr. S. Zahn die prior to reaching age 65, his beneficiary is entitled to a Survivor's Benefit payable over a fifteen year period. In the event that Mr. S. Zahn is involuntarily terminated, including termination coincident with or within three years of a change in control of the Bank (as defined), Mr. S. Zahn is entitled to receive a benefit as if he had continued to be employed with the Bank until his retirement age of 65. If Mr. S. Zahn voluntarily terminates his employment with the Bank, he is entitled to the accrued benefit determined as of the date of termination.

Certain Transactions

         First Federal Savings Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. All loans to senior officers and directors are subject to Office of Thrift Supervision regulations restricting loans and other transactions with affiliated persons of First Federal Savings Bank. Under applicable law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

         In this regard, all outstanding loans to directors have been made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility or present other unfavorable features. Although, all outstanding loans to executive officers have been made in the ordinary course of business and do not involve more than the normal risk of collectibility, as employees, the executive officers are eligible for a 1/2% discount from the current rate offered after one year of service and a 1% discount from the current rate offered after 5 years of service on one residential and one consumer loan.


                PROPOSAL II - APPROVAL OF OMNIBUS INCENTIVE PLAN

         In order to promote the long-term interests of Northeast Indiana Bancorp and its stockholders by providing a flexible and comprehensive means for attracting and retaining directors, advisory directors, officers and employees of Northeast Indiana Bancorp and its corporate affiliates and to replace the existing Stock Option and Incentive Plan, which has been depleted of awards, our Board of Directors has adopted and recommends that you vote to approve the 2002 Omnibus Incentive Plan (the "2002 Plan").

Description of the 2002 Plan

         Effective March 25, 2002, the Board of Directors adopted the 2002 Plan. It is designed to provide for the granting of incentive awards in the form of stock options, stock appreciation rights, restricted stock and performance awards (denominated in cash, securities or other property) to any director, advisory director, officer or employee of the Company or its corporate affiliates (including but not limited to First Federal Savings Bank). The awards will be granted at the discretion of a committee charged with administering the plan comprised of two or more members of the Board of Directors of the Company, each of whom shall be non-employee, outside directors. We have made available a total of 158,753 shares of common stock for issuance under the 2002 Plan.

         The plan provides the committee with broad discretion to select the officers, employees, consultants, and advisors to whom awards may be granted, as well as the type, size, and terms and conditions of each award. The 2002 Plan permits grants of the following types of awards:

         o        non-qualified and incentive stock options;
         o        stock appreciation rights;
         o        restricted stock grants; and
         o        other performance-based awards.

         The committee may grant either stock options intended to qualify as incentive stock options under Section 422 of the Code ("ISOs") or stock options not intended to qualify as such ("NQSOs"). ISOs may be granted only to employees of the Company or its corporate affiliates.

         The term of an NQSO granted under the plan may not exceed 15 years. The term of an ISO may not exceed ten years, provided that the term of an ISO granted to an employee who owns stock comprising more than ten percent of the combined voting power of all classes of stock of Northeast Indiana Bancorp and its corporate affiliates (defined in the 2002 Plan as a "Ten Percent Holder") may not exceed five years. The exercise price of a stock option granted under the plan will be determined by the committee, provided that (i) the exercise price of an ISO may not be less than 100% of the market value of a share of common stock on the date of grant of such option and (ii) the exercise price of an ISO granted to a Ten Percent Holder may not be less than 110% of the market value of a share of Northeast Indiana Bancorp's common stock on the date of grant of such option.

         The committee is authorized to award stock appreciation rights ("SARs"), each of which, upon exercise thereof, will entitle the holder thereof to receive a number of shares of the Company's common stock or cash or a combination thereof, as the Committee shall determine, the aggregate value of which shall equal (as nearly as possible) the amount by which the market value per share of the Company's common stock on the date of exercise exceeds the exercise price of the SAR, multiplied by the number of shares underlying the SAR. A SAR may be related to an option or granted independently of an option. The committee will determine the exercise price and term of each SAR, provided that (i) the term of a SAR may not exceed 15 years and (ii) an option related to a SAR which is an ISO must satisfy all requirements pertaining to ISOs (e.g., exercise price, term).

         The committee may grant awards of restricted stock, subject to such restrictions as the committee may impose thereon, which restrictions may lapse in the manner deemed appropriate by the committee. The restrictions may include, among other things, limitations on dividend and voting rights.

         The committee is authorized to grant performance-based awards to participants of the 2002 Plan which may be denominated in cash, shares of our common stock, other securities, other awards under the plan or other property. The term of such an award may not exceed 15 years. The specific performance goals for each award are at the discretion of the committee.

         Unless the committee provides otherwise, in the event of a participant's termination of service to Northeast Indiana Bancorp by reason of disability, the participant may exercise an option or SAR theretofore granted to such participant within a period of three months from the date of termination of service in the case of an ISO or one year from the date of termination of service in the case of a NQSO or SAR (but in no event after the expiration date of the award). If a participant to whom an option or SAR was granted is terminated for cause, all rights under such option or SAR will expire immediately.

         Unless the committee provides otherwise, in the event of termination of service due to retirement, a participant to whom an option or SAR is granted may exercise such award following retirement for a period of three months, in the case of an ISO, or two years following retirement, in the case of a NQSO or a SAR (but in no event after the expiration date of the award). In the event of the death of a participant to whom an option or SAR is granted, the person to whom the award is transferred may exercise such award within a period of two years following the death of the participant (but in no event after the expiration date of the award).

         In the event of termination of service of a participant to whom restricted stock is granted for any reason other than death, disability or retirement, unless the committee determines otherwise, all shares of restricted stock as to which applicable restrictions have not yet lapsed will be forfeited and returned to Northeast Indiana Bancorp. Unless the committee determines otherwise, in the event of termination of service of the person to whom restricted stock is granted due to death, disability or retirement, all shares subject to restrictions at the time of termination will become free of such restrictions.

         The rights of a participant who is granted a performance or other award in the event of termination of service of such participant will be governed by the terms of the applicable award agreement.

         In the event of a merger or other business combination of Northeast Indiana Bancorp in which we are not the surviving entity, any participant to whom an option or SAR has been granted will, with limited exception, have the right after consummation of such transaction and during the remaining term of the option or SAR to receive upon exercise of such award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share common stock over the exercise price of the option or SAR, multiplied by the number of shares of common stock with respect to which the option or SAR is exercised.

         Upon a change in control of Northeast Indiana Bancorp, unless otherwise provided by the committee in the applicable award agreement, any restrictions or vesting period with respect to any outstanding awards will immediately lapse and all such awards will become fully vested.

         An ISO awarded under the plan may be transferred only upon the death of the participant to whom it has been granted, by will or the laws of descent and distribution. An award other than an ISO may be transferred during the lifetime of the participant to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the participant's immediate family or to a trust for the benefit of any member of the participant's immediate family.

         Our Board of Directors may amend or terminate the 2002 Plan without the approval of the shareholders or consent of the participants of the 2002 Plan, except when otherwise required by law or regulation or by the rules of any stock exchange or automated quotation system on which the shares our common stock may be listed or quoted, and except that the committee may not amend any outstanding award without the consent of the participant.


                                    AUDITORS

         We have renewed our arrangement with Crowe, Chizek and Company LLP to be our independent auditors for the fiscal year ending December 31, 2002. A representative of Crowe, Chizek and Company LLP is expected to attend the Meeting to respond to appropriate questions.

         Audit Fees. The aggregate fees billed to Northeast Indiana Bancorp by Crowe, Chizek and Company LLP for professional services rendered for the audit of Northeast Indiana Bancorp's consolidated financial statements for fiscal 2001 and the reviews of the consolidated financial statements included in Northeast Indiana Bancorp's Forms 10-QSB for that year were $46,500.

         Financial Information Systems Design and Implementation Fees. There were no fees for financial information systems design and implementation billed to Northeast Indiana Bancorp's by Crowe, Chizek and Company LLP for fiscal 2001.

         All Other Fees. Other than audit fees, the aggregate fees billed to Northeast Indiana Bancorp by Crowe, Chizek and Company LLP for fiscal 2001 were $41,710.

         The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal 2001 by Crowe, Chizek and Company LLP, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in our proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, located at 648 North Jefferson Street, Huntington, Indiana 46750, no later than November 27, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at our executive office at least 30 days prior to the date of next year's annual meeting. However, in the event that less than 40 days' notice of the date of the next annual meeting is given, the stockholder proposal must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All stockholder proposals must also comply with our Certificate of Incorporation and Bylaws and Delaware law.


                                  OTHER MATTERS

         We are not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                                                      APPENDIX A



                         NORTHEAST INDIANA BANCORP, INC.

                           2002 OMNIBUS INCENTIVE PLAN

         1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Company and its Affiliates.

         2. Definitions. The following definitions are applicable to the Plan:

                  "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Section 424(e) and (f), respectively, of the Code.

                  "Award" -- means the grant by the Committee under this Plan of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, Restricted Stock or a Performance Award, or any combination thereof, as provided in the Plan.

                  "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

                  "Cause" -- means termination of service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

                  "Code" -- means the Internal Revenue Code of 1986, as amended.

                  "Committee" -- means the Committee referred to in Section 3 hereof.

                  "Company" -- means Northeast Indiana Bancorp, Inc. and any successor thereto.

                  "Continuous Service" -- means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Company or an Affiliate, except that when used with respect to a person granted an Incentive Stock Option means the absence of any interruption or termination of service as an employee of the Company or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its parent, its subsidiaries or its successor.

                  "ERISA" -- means the Employee Retirement Income Security Act of 1974, as amended.

                  "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an Incentive Stock Option under Section 422 of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a Non-Qualified Stock Option.

                  "Market Value" -- means the closing high bid with respect to a Share on the date in question on the Nasdaq Stock Market, or any similar system then in use, or, if the Shares are not then traded on the Nasdaq Stock Market or any similar system, the closing sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the fair market value on such date of a Share as the Committee shall determine.

                  "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under Section 422 of the Code.

                  "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option awarded to a Participant pursuant to Section 5(a) hereof.

                  "Participant" -- means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

                  "Performance Award" -- means an Award granted pursuant to
Section 5(d) herein.

                  "Plan" -- means this 2002 Omnibus Incentive Plan of the
Company.

                  "Related" -- means (i) in the case of a Stock Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Stock Appreciation Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right is exercisable, in whole or in part, in lieu thereof.

                  "Restricted Stock" -- means Shares awarded to a Participant pursuant to Section 5(c) hereof.

                  "Retirement" -- means retirement from employment with the Company or an Affiliate thereof, as an employee, director, director emeritus or advisory director thereof, having reached the age of 65.

                  "Shares" -- means the shares of common stock of the Company.

                  "Stock Appreciation Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

                  "Ten Percent Holder" -- means any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and any Affiliate.

                  "Termination of Service" - means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation or any affiliate for purpose of any other Award.

          3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board of Directors of the Company, each of whom (i) shall be an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board of Directors of the Company. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Company, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, to correct any defect or supply an omission or reconcile any inconsistency in the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

          4.      Shares Subject to Plan.
                  ----------------------

                  (a) Subject to adjustment by the operation of Section 7, the maximum number of Shares with respect to which Awards may be made under the Plan is 158,753 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. Shares which are subject to Related Stock Appreciation Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Stock Appreciation Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

                  (b) During any calendar year, no Participant may be granted Awards under the Plan of more than 79,376 Shares, subject to adjustment as provided in Section 7.

          5.      Awards.
                  ------

                  (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                           (i) Exercise Price. The exercise price per Share for
                  an Option shall be determined by the Committee; provided that, in the case of an Incentive Stock Option, the exercise price thereof shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

                           (ii) Option Term. The term of each Option shall be
                  fixed by the Committee, but shall be no greater than 15 years; provided that, in the case of an Incentive Stock Option, the term of such Option shall not exceed ten years; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the term of such option shall not exceed five years.

                           (iii) Time and Method of Exercise. Except as provided
                  in paragraph (a) of Section 6, no Option granted hereunder may be exercised unless at the time the Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option. To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the exercise price, if any and to the extent notice is received by the Company. Payment, if any is required, shall be made either
                  (i) in cash (including check, bank draft or money order) or, if the Committee specifically approves in writing on an individual basis, (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                           (iv) Option Agreements. At the time of an Award of an
                  Option, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (v) Limitations on Value of Exercisable Incentive
                  Stock Options. The aggregate Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

                           (vi) Eligible Recipients of Incentive Stock Options.
                  Incentive Stock Options may be granted by the Committee only to employees of the Company or its Affiliates.

                           (vii) Incentive Stock Options must be granted no
                  later than 10 years from the date the Plan is adopted or approved by the stockholders, whichever is earlier.

                  (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                           (i) General. A Stock Appreciation Right shall, upon
                  its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Company shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised.

                           (ii) Related Options. A Stock Appreciation Right may
                  be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. If the Related Option is an Incentive Stock Option, the Related Option shall satisfy all restrictions and the limitations imposed on Incentive Stock Options under paragraph (a) of this Section 5 (including, without limitation, restrictions on exercise price and term).

                           (iii) Exercise Price and Term. The exercise price and
                  term of each Stock Appreciation Right shall be fixed by the Committee; provided that, that the term of a Stock Appreciation Right shall not exceed 15 years.

                           (iv) Stock Appreciation Right Agreements. At the time
                  of an Award of a Stock Appreciation Right, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (v) Time and Method of Exercise. Except as provided
                  in paragraph (a) of Section 6, no Stock Appreciation Right may be exercised unless at the time the Participant exercises such Stock Appreciation Right, such Participant has maintained Continuous Service since the date of grant of such Stock Appreciation Right. To exercise a Stock Appreciation Right under the Plan, the Participant to whom such Stock Appreciation Right was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Stock Appreciation Right) together with full payment of the exercise price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or with the specific written permission of the Committee (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                  (c) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                           (i) Restrictions. Shares of Restricted Stock shall be
                  subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. During the period of time in which the Shares awarded as Restricted Stock are subject to the restrictions contemplated herein (a "Restricted Period"), unless otherwise permitted by the Plan or by the Committee as provided in the applicable Award Agreement, such Shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant. Except for the restrictions which may be imposed on Restricted Stock, a Participant to whom Shares of Restricted Stock have been awarded shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares.

                           (ii) Restricted Stock Agreements. At the time of an
                  Award of Shares of Restricted Stock, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (iii) Stock Certificates. Any Restricted Stock
                  granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear the following (or similar) legend:

                           "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Company's 2002 Omnibus Incentive Plan and an Agreement entered into between the registered owner and the Company. Copies of such Plan and Agreement are on file in the offices of the Secretary of the Company, 648 N. Jefferson Street, Huntington, IN 46750-2101."

                           (iv) Removal of Restrictions. Shares representing
                  Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

                  (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and the applicable Award Agreement. At the time of grant of a Performance Award, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Performance Award and such other matters as the Committee shall in its sole discretion determine. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee as provided in the applicable Award Agreement. Unless otherwise provided in the Performance Award, the term of a Performance Award shall not exceed 15 years.

          6.      Termination of Service.
                  ----------------------

                  (a)      Options and Stock Appreciation Rights.

                           (i) If a Participant to whom an Option or Stock
                  Appreciation Right was granted shall cease to maintain Continuous Service for any reason (including total and partial disability but excluding Retirement, death and termination of employment by the Company or any Affiliate for Cause), such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or one year, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service. If the Continuous Service of a Participant to whom an Option or Stock Appreciation Right was granted by the Company is terminated for Cause, all rights under any Option or Stock Appreciation Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

                           (ii) If a Participant to whom an Option or Stock
                  Appreciation Right was granted shall cease to maintain Continuous Service due to Retirement, such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or two years, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service.

                           (iii) In the event of the death of a Participant
                  while in the Continuous Service of the Company or an Affiliate or after the Participant's cessation of Continuous Service but within the periods referred to in paragraphs (a)(i) and
                  (a)(ii) of this Section 6, the person to whom any Option or Stock Appreciation Right held by the Participant at the time of his or her death is transferred by will or the laws of descent and distribution, or, in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted to be transferred under Section 10 of the Plan, may, but only within the period of two years immediately succeeding the date of death of such Participant, and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right immediately prior to his death. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Stock Appreciation Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Stock Appreciation Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred as permitted by Section 10 of this Plan, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the exercise price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

                           (iv) Notwithstanding the provisions of subparagraphs
                  (i) through (iii) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

                  (b) Restricted Stock. Except as otherwise provided in this Plan, if a Participant ceases to maintain Continuous Services for any reason (other than death, total or partial disability or Retirement) unless the Committee, in its sole discretion, shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be forfeited and returned to the Company. Unless the Committee, in its sole discretion, shall otherwise determine, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or Retirement, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be free of restrictions and shall not be forfeited.

                  (c) Performance Awards. In the event that a Participant to whom a Performance Award has been granted shall cease to maintain Continuous Service for any reason, the rights of such Participant or any person to whom the Award may have been transferred as permitted by Section 10 shall be governed by the terms of the Plan and the applicable Award Agreement.

          7. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 7 shall be subject to the same restrictions as the original Award.

          8. Effect of Merger on Options and Stock Appreciation Rights. In the case of any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Stock Appreciation Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Stock Appreciation Right), thereafter and during the term of each such Option or Stock Appreciation Right, to receive upon exercise of any such Option or Stock Appreciation Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Stock Appreciation Right or Option, multiplied by the number of Shares with respect to which such Option or Stock Appreciation Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

          9. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 9 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company, or (iii) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Company. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Award Agreement, any restrictions or vesting period with respect to any outstanding Awards shall lapse and all such Awards shall become fully vested in the Participant to whom such Awards were awarded; provided, however, that no Award which has previously been exercised or otherwise terminated shall become exercisable.

          10. Assignments and Transfers. No Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, except that an Award other than an Incentive Stock Option may be transferred pursuant to a qualified domestic relations order or by gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 10, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

         11. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of or serve as a director or advisory director of the Company or any Affiliate.

         12. Delivery and Registration of Stock. The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or automated quotation system on which Shares may then be listed or quoted, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the committee shall determine to be necessary or advisable.

         13. Withholding Tax. Upon the termination of the restricted period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant or other person receiving such shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

         The Company shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         All withholding decisions pursuant to this Section 13 shall be at the sole discretion of the Committee or the Company.

         14.      Amendment or Termination.
                  ------------------------

                  (a) Subject to paragraph (b) of this Section 14, the Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan at any time without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board of Directors of the Company, in its discretion, determines to seek such shareholder approval.

                  (b) Except as otherwise provided herein, the Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided.

         15. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors of the Company, subject to the approval of the Plan by the shareholders of the Company. It shall continue in effect for a term of 15 years unless sooner terminated under Section 14 hereof.

                                REVOCABLE PROXY

                         NORTHEAST INDIANA BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 1, 2002

     The undersigned hereby appoints the Board of Directors of Northeast Indiana Bancorp, Inc., and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Northeast Indiana Bancorp, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders, to be held on May 1, 2002 at the First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana at 1:00 p.m., eastern standard time, and at any and all adjournments or postponements thereof, as follows:

                                                         FOR     WITHHELD
     I.       The election of the following
              director for a three-year term
              to expire in the year 2005:

                       J. DAVID CARNES                  [   ]      [   ]


                                                 FOR      AGAINST      ABSTAIN
     II.      The approval of 2002 Omnibus      [   ]      [   ]        [   ]
              Incentive Plan.

In their discretion, the proxies are authorized to vote on any other business that may properly come before the annual meeting, or any adjournments or postponements thereof.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

--------------------------------------------------------------------------------
This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the proposals stated. If any other business is presented at such annual meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the annual meeting.
--------------------------------------------------------------------------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the annual meeting, or at any adjournments or postponements thereof, and after notification to the Secretary of Northeast Indiana Bancorp, Inc. at the annual meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement dated March 27, 2002 and the Annual Report to Stockholders for the fiscal year ended December 31, 2001.



Dated:  ____________________



-----------------------------------          -----------------------------------
PRINT NAME OF STOCKHOLDER                          PRINT NAME OF STOCKHOLDER



----------------------------------           -----------------------------------
SIGNATURE OF STOCKHOLDER                           SIGNATURE OF STOCKHOLDER


                                            Please sign exactly as your name
                                            appears above on this card. When
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give your full title. If
                                            shares are held jointly, each holder
                                            should sign.



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           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE

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